                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                     December 18, 1997 (December 18, 1997)
                     -------------------------------------


                       MAUNA LOA MACADAMIA PARTNERS, L.P.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                         1-9145                       99-0248088
-------------------------------  ----------------------------  --------------------------------
(State or other jurisdiction of            (Commission                 (I.R.S. Employer
incorporation or organization)             File Number)               Identification No.)


    827 FORT STREET, HONOLULU, HAWAII                                   96813
----------------------------------------                                -----
(Address of Principal Executive Offices)                              (Zip Code)


                                  808-544-6112
                                  ------------
               Registrant's telephone number, including area code

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Item 5.   Other Events.
-------   -------------

  On December 18, 1997, Mauna Loa Macadamia Partners, L.P. (the "Partnership") announced that the Partnership and C. Brewer Homes, Inc. have executed a definitive merger agreement.

  The merger plan is subject to approval by the limited partners of the Partnership and the stockholders of C. Brewer Homes, Inc., and other normal closing conditions.

  The Agreement and Plan of Merger of the proposed merger, dated December 18, 1997, and the Press Release, dated December 18, 1997, are included in this report as Exhibit 2.2 and Exhibit 99.2.


Item 7.  Exhibits
-------  --------

  (c) Exhibits.

       2.2   Agreement and Plan of Merger dated December 18, 1997

       99.2  Press Release dated December 18, 1997

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MAUNA LOA MACADAMIA PARTNERS, L.P.
                                              (Registrant)

                                  By  MAUNA LOA RESOURCES INC.
                                      Managing General Partner

                                  By       /s/ Gregory A. Sprecher
                                      --------------------------------
                                             GREGORY A. SPRECHER
                                          Senior Vice President and
                                           Chief Financial Officer


                                 EXHIBIT INDEX

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
Exhibit                                                                    Page
Number    Description                                                     Number
-------   -----------                                                     ------

  2.2     Agreement and Plan of Merger
          dated December 18, 1997                                           4-82

 99.2     Press Release dated December 18, 1997                            82-84
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